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                          COMMITTED LINE OF CREDIT NOTE


$1,200,000                                                      January 18, 2002


FOR VALUE RECEIVED, AMERICAN BUSINESS FINANCIAL SERVICES, INC. (the "Borrower"), with an address at 111 Presidential Boulevard, Bala Cynwyd, PA 19004, promises to pay to the order of FIRSTRUST SAVINGS BANK (the "Bank"), in lawful money of the United States of America in immediately available funds at its offices located at 4612 Street Road, Trevose, PA 19053, or at such other location as the Bank may designate from time to time, the principal sum of ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000) or such lesser amount as may be advanced to or for the benefit of the Borrower hereunder, together with interest accruing on the outstanding principal balance from the date hereof, as provided below:

1. Rate of Interest. Amounts outstanding under this Note will accrue interest at a per annum rate (the "Note Rate") equal to the LIBOR Rate (as hereinafter defined) plus the Applicable Margin, calculated on the basis of a year of 360 days for the actual number of days elapsed. As used herein:

                           (i) "Applicable Margin" means 2.50 percentage points;

                           (ii) "LIBOR Rate" means, for each calendar month on
and after the date hereof and with respect to the principal outstanding hereunder during such calendar month, the interest rate per annum determined by the Bank by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1%) (a) the rate of interest determined by the Bank in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the one (1) month London inter-bank offered rates for U.S. Dollars quoted by the British Bankers' Association, or appropriate successor, as set forth on Dow Jones Markets Service (formerly known as Telerate) display page 3750 (or such other display page on the Dow Jones Markets Service system as may replace display page 3750), or if British Bankers' Association or its successor ceases to provide such quote, a comparable replacement rate determined by the Bank (which determination shall be conclusive absent manifest error), on the first day of such month by (b) a number equal to
1.00 minus the LIBOR Reserve Percentage;

                           (iii) "Business Day" means a day on which commercial
banks settle payments in U.S.
dollars in New York City and London other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in New York, New York; and

                           (iv) "LIBOR Reserve Percentage" shall mean the
maximum effective percentage in effect on any day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities").


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Upon maturity, whether by acceleration, demand or otherwise, and at the Bank's option upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, this Note shall bear interest at a rate per which shall be 2.5 percentage points in excess of the interest rate in effect from time to time under this Note but not more than the maximum rate allowed by law (the "Default Rate"). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. The Default Rate is imposed as liquidated damages for the purpose of defraying the Bank's expenses incident to the handling of delinquent payments, but is in addition to, and not in lieu of, the Bank's exercise of any rights and remedies hereunder, under other loan documents or under applicable law, and any fees and expenses of any agents or attorneys which the Bank may employ. In addition, the Default Rate reflects the increased credit risk to the Bank of carrying a loan that is in default. The Borrower agrees that the Default Rate is a reasonable forecast of just compensation for anticipated and actual harm incurred by the Bank, and that the actual harm incurred by the Bank cannot be estimated with certainty and without difficulty.

If the Bank determines (which determination shall be final and conclusive) that, by reason of circumstances affecting the eurodollar market generally, deposits in dollars (in the applicable amounts) are not being offered to banks in the eurodollar market for the selected term, or adequate means do not exist for ascertaining LIBOR, then the Bank shall give notice thereof to the Borrower. Thereafter, until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (a) the availability of LIBOR shall be suspended, and (b) the interest rate for all amounts outstanding under this Note shall be immediately converted to a rate of interest per annum equal to the Bank's variable prime rate ("Prime Rate") as in effect from time to time at Bank as its prime rate, which rate is not necessarily the best or lowest rate which Bank makes available to its commercial customers.

In addition, if, after the date of this Note, the Bank shall determine (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Bank to make or maintain or fund loans bearing interest based on LIBOR, the Bank shall notify the Borrower in writing. Ten Business Days after receipt of such notice, until the Bank notifies the Borrower that the circumstances giving rise to such determination no longer apply, (a) the availability of LIBOR shall be suspended, and (b) the interest rate on all amounts outstanding under this Note shall be converted to the Prime Rate either (i) as of the first day of the immediately preceding month if the Bank may lawfully continue to maintain amounts outstanding hereunder to such day at a rate of interest based on LIBOR, or (ii) immediately if the Bank may not lawfully continue to maintain amounts outstanding hereunder at a rate of interest based on LIBOR.

2. Advances. The Borrower may borrow, repay and reborrow hereunder until the Expiration Date, subject to the terms and conditions of this Note and the Loan Documents (as defined herein). The "Expiration Date" shall mean January 16, 2003, or such later date as may be designated by the Bank by written notice from the Bank to the Borrower. The Borrower acknowledges and agrees that in no event will the Bank be under any obligation to extend or renew the Facility or this Note beyond the Expiration Date. In no event shall the aggregate unpaid principal amount of advances under this Note exceed the Facility Limit as set forth in the Loan Agreement referred to in Section 7 hereof.


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3. Advance Procedures. A request for advance made by telephone or electronically must be promptly confirmed in writing by such method as the Bank may reasonably require. The Borrower authorizes the Bank to accept telephonic requests for advances, and the Bank shall be entitled to rely upon the authority of any person providing such instructions. The Borrower hereby indemnifies and holds the Bank harmless from and against any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) which may arise or be created by the acceptance of such telephone requests or making such advances. The Bank will enter on its books and records, which entry when made will be presumed correct, the date and amount of each advance, as well as the date and amount of each payment made by the Borrower.

4. Payment Terms. Accrued interest will be due and payable on the first day of each month, beginning with the payment due on February 1, 2002. The outstanding principal balance and any accrued but unpaid interest shall be due and payable on the Expiration Date.

If any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State where the Bank's office indicated above is located, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment. Payments received will be applied to charges, fees and expenses (including reasonable attorneys' fees), accrued interest and principal in any order the Bank may choose, in its sole discretion.

5. Late Payments. If the Borrower fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within 15 calendar days of the date due and payable, the Borrower also shall pay to the Bank a late charge equal to the lesser of two percent (2%) of the amount of such payment or $100.00 (the "Late Charge"). Such 15 day period shall not be construed in any way to extend the due date of any such payment.

6. Prepayment. The indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty or notice.

7. Other Loan Documents. This Note is issued in connection with a loan agreement between the Borrower and the Bank dated on the date hereof (as amended from time to time, the "Loan Agreement"), and the other agreements and documents executed in connection therewith or referred to therein, the terms of which are incorporated herein by reference (as amended, modified or renewed from time to time, collectively the "Loan Documents"), and is secured by the property described in the Loan Documents (if any) and by such other collateral as previously may have been or may in the future be granted to the Bank to secure this Note.


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8. Events of Default. The occurrence of any of the following events will be deemed to be an "Event of Default" under this Note: (i) the nonpayment of any principal, interest or other indebtedness under this Note within two (2) Business Days when due; (ii) the occurrence of any event of default or default and the lapse of any notice or cure period under any Loan Document or any other debt, liability or obligation to the Bank of any Obligor; (iii) the filing by or against any Obligor of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against any Obligor, such proceeding is not dismissed or stayed within 60 days of the commencement thereof, provided that the Bank shall not be obligated to advance additional funds during such period); (iv) any assignment by any Obligor for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of any Obligor held by or deposited with the Bank; (v) a default with respect to any other indebtedness of any Obligor for borrowed money in excess of $1,000,000 in the aggregate, if the effect of such default is to cause or permit the acceleration of such debt; (vi) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of any Obligor to the Bank; (vii) the entry of a final judgment or judgements in excess of $1,000,000 in the aggregate against any Obligor and the failure of such Obligor to discharge the judgment within ten days of the entry thereof; (viii) [intentionally omitted]; (ix) any material adverse change in any Obligor's business, assets, operations, financial condition or results of operations; (x) any Obligor ceases doing business as a going concern; (xi) the revocation or attempted revocation, in whole or in part, of any guarantee by any Guarantor; (xii) the death, incarceration, indictment or legal incompetency of any individual Obligor or, if any Obligor is a partnership or limited liability company, the death, incarceration, indictment or legal incompetency of any individual general partner or member; (xiii) any representation or warranty made by any Obligor to the Bank in any Loan Document, or any other documents now or in the future evidencing or securing the obligations of any Obligor to the Bank, is false, erroneous or misleading in any material respect; or (xiv) any Obligor's failure to observe or perform any covenant or other agreement with the Bank contained in any Loan Document or any other documents now or in the future evidencing or securing the obligations of any Obligor to the Bank. As used herein, the term "Obligor" means any Borrower and any Guarantor, and the term "Guarantor" means any guarantor of the Borrower's obligations to the Bank existing on the date of this Note or arising in the future.

Upon the occurrence of an Event of Default: (a) the Bank shall be under no further obligation to make advances hereunder; (b) if an Event of Default specified in clause (iii) or (iv) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (c) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the Bank's option and without demand or notice of any kind, may be accelerated and become immediately due and payable; (d) at the Bank's option, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (e) the Bank may exercise from time to time any of the rights and remedies available under the Loan Documents or under applicable law.


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9. Right of Setoff. In addition to all liens upon and rights of setoff against the Borrower's money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Borrower's obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Borrower's right, title and interest in and to, all of the Borrower's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

10. Miscellaneous. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing (except as may be agreed otherwise above with respect to borrowing requests) and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to the addresses for the Bank and the Borrower set forth above or to such other address as either may give to the other in writing for such purpose. No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. No modification, amendment or waiver of any provision of this Note nor consent to any departure by the Borrower therefrom will be effective unless made in a writing signed by the Bank. The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Bank in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Bank's counsel. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other Borrowers and indorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Borrower also waives all defenses based on suretyship or impairment of collateral. If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Borrower and its heirs, executors, administrators, successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns; provided, however, that the Borrower may not assign this Note in whole or in part without the Bank's written consent and the Bank at any time may assign this Note in whole or in part except that Bank may not assign it to any entity or person which it knows or reasonably should know is a competitor or Borrower.

This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE BORROWER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Note will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.


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11. WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE
BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS
NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Borrower acknowledges that it has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.


WITNESS / ATTEST:                           AMERICAN BUSINESS FINANCIAL
                                            SERVICES, INC.


____________________________________        By:_________________________________
                                                                          (SEAL)


Print Name:___________________________      Print Name:_________________________


Title:________________________________      Title:______________________________